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                                                                    EXHIBIT 23.3

                      CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-60359) of Network Peripherals Inc. of our report dated January 17, 2000 relating to the consolidated financial statements and financial statement schedule, which appears in this Annual Report on Form 10-K.



/s/ PricewaterhouseCoopers LLP
San Jose, California
January 28, 2000